                                                                   EXHIBIT 10.09

                               TABLE OF CONTENTS

                                                                                                                   PAGE
                                                                                                                   ----
SECTION 1 AUTHORIZATION AND SALE OF SHARES............................................................................1

         1.1      Authorization.......................................................................................1
         1.2      Sale of Shares......................................................................................1

SECTION 2 CLOSING DATE; DELIVERY......................................................................................2

         2.1      Closing.............................................................................................2
         2.2      Subsequent Closings.................................................................................2
         2.3      Delivery............................................................................................2

SECTION 3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY...............................................................3

         3.1      Organization and Standing...........................................................................3
         3.2      Certificate and Bylaws..............................................................................3
         3.3      Corporate Power.....................................................................................3
         3.4      Subsidiaries........................................................................................3
         3.5      Capitalization......................................................................................3
         3.6      Authorization.......................................................................................4
         3.7      Title to Properties and Assets......................................................................4
         3.8      Related Party Transactions..........................................................................4
         3.9      Permits.............................................................................................4
         3.10     Material Liabilities................................................................................5
         3.11     Intellectual Property...............................................................................5
         3.12     Material Contracts..................................................................................5
         3.13     Compliance with Other Instruments...................................................................6
         3.14     Litigation..........................................................................................6
         3.15     Registration Rights.................................................................................6
         3.16     Governmental Consent................................................................................6
         3.17     Employees...........................................................................................6
         3.18     Confidentiality/Non-Solicitation/Non-Compete Agreements.............................................7
         3.19     Tax Returns, Payments, and Elections................................................................7
         3.20     Environmental and Safety Laws.......................................................................7
         3.21     Section 83(b) Elections.............................................................................7
         3.22     Brokers or Finders..................................................................................7
         3.23     Disclosure..........................................................................................7
         3.24     Securities Act......................................................................................8
         3.25     Financial Statements................................................................................8
         3.26     U...................................................................................................8

SECTION 4 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS............................................................8

         4.1      Experience..........................................................................................8
         4.2      Investment..........................................................................................8
         4.3      Rule 144............................................................................................9
         4.4      No Public Market....................................................................................9

                               TABLE OF CONTENTS
                                  (CONTINUED)


                                                                                                                   PAGE
                                                                                                                   ----
         4.5      Access to Data......................................................................................9
         4.6      Authorization.......................................................................................9
         4.7      Brokers or Finders..................................................................................9
         4.8      Accredited Investor.................................................................................9
         4.9      Brokers or Finders..................................................................................9

SECTION 5 CONDITIONS TO CLOSING OF THE PURCHASERS....................................................................10

         5.1      Representations and Warranties.....................................................................10
         5.2      Covenants..........................................................................................10
         5.3      Compliance Certificate.............................................................................10
         5.4      Blue Sky Law.......................................................................................10
         5.5      Restated Certificate...............................................................................10
         5.6      Reservation of Stock...............................................................................10
         5.7      Proceedings and Documents..........................................................................10
         5.8      Opinion of Counsel.................................................................................10
         5.9      Stockholder Rights Agreement.......................................................................10
         5.10     Due Diligence Review...............................................................................11
         5.11     Information Rights Letter..........................................................................11

SECTION 6 CONDITIONS TO CLOSING OF THE COMPANY.......................................................................11

         6.1      Representations and Warranties.....................................................................11
         6.2      Blue Sky Law.......................................................................................11
         6.3      Restated Certificate...............................................................................11
         6.4      Legal Matters......................................................................................11

SECTION 7 COVENANTS OF THE COMPANY...................................................................................11

         7.1      Compensation Committee.............................................................................11
         7.2      Use of Proceeds....................................................................................12

SECTION 8 GENERAL PROVISIONS.........................................................................................12

         8.1      Governing Law......................................................................................12
         8.2      Survival...........................................................................................12
         8.3      Successors and Assigns; Third Party Beneficiaries..................................................12
         8.4      Entire Agreement; Amendment and Waiver.............................................................12
         8.5      Notices, etc.......................................................................................12
         8.6      Delays or Omissions................................................................................13
         8.7      References.........................................................................................13
         8.8      Severability.......................................................................................13
         8.9      Aggregation of Stock...............................................................................13
         8.10     Fees and Expenses..................................................................................13

                               TABLE OF CONTENTS
                                  (CONTINUED)


                                                                                                                   PAGE
                                                                                                                   ----
         8.11     Pronouns...........................................................................................13
         8.12     Counterparts.......................................................................................13
         8.13     Indemnification for Finders' Fees..................................................................13
         8.14     U S. Real Property Interest Statement..............................................................14



                                LIST OF EXHIBITS

EXHIBIT A         -   SCHEDULE OF PURCHASERS

EXHIBIT B         -   AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

EXHIBIT C         -   SCHEDULE OF EXCEPTIONS

EXHIBIT D         -   COMPLIANCE CERTIFICATE

EXHIBIT E         -   FOURTH AMENDED AND RESTATED STOCKHOLDER RIGHTS
                      AGREEMENT

EXHIBIT F         -   OPINION OF COUNSEL TO COMPANY

                            ALLOS THERAPEUTICS, INC.

             SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

         This agreement (this "Agreement") is made effective as of October 4, 1999, between Allos Therapeutics, Inc., a Delaware corporation (the "Company"), and each of the persons and entities set forth on the "Schedule of Purchasers" attached hereto as Exhibit A (the "Purchasers").

         WHEREAS, the Company has issued and sold to certain purchasers 9,944,750 shares of Series C Preferred Stock of the Company pursuant to a Series C Convertible Preferred Stock Purchase Agreement dated January 13, 1998, as amended by the Amendment Agreement dated May 4, 1998.

         WHEREAS, the Company now desires to issue and sell to the Purchasers additional shares of Series C Preferred Stock.

         NOW, THEREFORE, the parties agree as follows:

                                   SECTION 1

                        AUTHORIZATION AND SALE OF SHARES

         1.1 Authorization. The Company will have authorized before the Closing (as defined below) the sale and issuance of up to 6,629,843 shares of Series C Preferred Stock (the "Shares"), with the Shares having the rights, preferences, privileges, and restrictions as set forth in the Company's Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit B (the "Restated Certificate").

         The "Conversion Stock" means the shares of the Company's Common Stock issuable or issued upon conversion of the Shares.

         1.2 Sale of Shares. Subject to the terms and conditions hereof, the Company shall sell and issue to each Purchaser, and each Purchaser shall purchase from the Company, the number of Shares specified opposite such Purchaser's name on the Schedule of Purchasers, at the purchase price set forth on such schedule. The Company's agreement with each of the Purchasers is a separate agreement, and the sale of Shares to each of the Purchasers is a separate sale.

                                   SECTION 2

                             CLOSING DATE; DELIVERY

         2.1 Closing. The closing of the purchase and sale of [5,311,036] Shares hereunder (the "Closing") shall be held at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, located at 650 Page Mill Road, Palo Alto, CA 94304 at 1:00 p.m., California time, on October 4 1999, or at such other place and time upon which the Company and a majority in interest of the Purchasers shall agree, as evidenced by the completion of the transactions contemplated hereby. The date of the Closing is referred to as the "Closing Date."

         2.2 Subsequent Closings.

             (a) For 90 days following the Closing Date, the Company may sell any remaining shares of Series C Preferred Stock to certain purchasers (the "Additional Purchasers"), at a purchase price of not less than $1.81 per share (the "Additional Shares"). The closing of the purchases and sales of the Additional Shares shall take place at such times and places as the Company and the Additional Purchaser(s) shall mutually agree (each closing a "Subsequent Closing"). The date of each Subsequent Closing is hereinafter referred to as a "Subsequent Closing Date." Unless the context requires otherwise, the Closing and any Subsequent Closing is generally referred to as a Closing.

             (b) Each Additional Purchaser under this Section 2.2 shall be deemed to be a Purchaser under this Agreement subject to the terms and conditions hereunder, and any Additional Shares purchased and sold in a Subsequent Closing shall be deemed to be "Shares" (as defined in Section 1.1 of this Agreement) under this Agreement (which purchase and sale shall be deemed to have occurred as of the date of this Agreement), and any such Purchaser shall become a party to the Fourth Amended and Restated Stockholder Rights Agreement (the "Stockholder Rights Agreement") in the form attached to this Agreement as Exhibit E, and shall have the rights and obligations hereunder and thereunder.

         2.3 Delivery. At the Closing the Company shall deliver to each Purchaser a certificate, representing the Shares purchased by the Purchaser from the Company, dated the date of such Closing. Each Purchaser shall deliver payment of the purchase price therefor by wire transfer, a check made payable to the order of the Company or by cancellation of indebtedness (or any combination thereof).

                                   SECTION 3

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         Except as set forth on the Schedule of Exceptions attached hereto as Exhibit C, the Company hereby represents and warrants to the Purchasers as follows:

         3.1 Organization and Standing. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware and is in good standing under such laws. The Company has all requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted by the Company. The Company is qualified to do business as a foreign corporation in each jurisdiction in which the failure to be so qualified would have a material adverse effect on the Company.

         3.2 Certificate and Bylaws. The Company has made available to counsel for the Purchasers true, correct, and complete copies of the Company's certificate of incorporation, as amended, and the Company's bylaws, as amended.

         3.3 Corporate Power. The Company has all requisite corporate power to execute and deliver this Agreement, to sell and issue the Shares hereunder, to issue the Conversion Stock, and to carry out and perform its obligations under the terms of this Agreement.

         3.4 Subsidiaries. The Company has no subsidiaries and does not otherwise own or control, directly or indirectly, any other corporation, association, or business entity. The Company is not a participant in any joint venture, partnership, or similar arrangement.

         3.5 Capitalization. The authorized capital stock of the Company will, upon the filing of the Restated Certificate, consist of (i) 50,000,000 shares of Common Stock and (ii) 26,660,000 shares of Preferred Stock, of which 5,000,000 shares will be designated Series A Preferred Stock, 5,050,000 shares will be designated Series B Preferred Stock, and 16,610,000 shares will be designated Series C Preferred Stock. Immediately prior to the Closing, 3,249,221 shares of Common Stock, 5,000,000 shares of Series A Preferred Stock, 5,032,500 shares of Series B Preferred Stock, and 9,944,750 shares of Series C Preferred Stock are issued and outstanding, and 2,400,779 shares of Common Stock have been reserved for future issuance upon exercise of options granted or to be granted pursuant to the Company's 1995 Stock Option Plan (the "Plan"). All such issued and outstanding shares have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in compliance with all applicable federal and state securities laws. The rights, privileges, and preferences of the Shares will be as stated in the Restated Certificate. Except as set forth in the Schedule of Exceptions, there are no options, warrants, conversion privileges, or preemptive or other rights or agreements presently outstanding to purchase or otherwise acquire any shares of the capital stock or other securities of the Company. Except as set forth in the "Stockholder Rights Agreement," the Company is not a party or subject to any agreement or understanding, and, to the best of the Company's knowledge, there is no agreement or understanding between any persons that affects or relates to the voting or giving of written consents with respect to any security or the voting by a director of the Company.

         3.6 Authorization. All corporate action on the part of the Company, its officers, directors, and its stockholders necessary for the authorization, execution, delivery, and performance of this Agreement and all other agreements executed in connection with the transactions contemplated hereby (collectively, the "Ancillary Agreements"), the authorization, sale, issuance, and delivery of the Shares and the Conversion Stock, and the performance of all of the Company's obligations hereunder and thereunder will have been taken prior to the Closing. This Agreement and each of the Ancillary Agreements, when executed and delivered by the Company, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to (i) laws of general application relating to bankruptcy, insolvency, and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief, or other equitable remedies. The Company has reserved 6,629,843 shares of Series C Preferred Stock for issuance pursuant to this Agreement and 6,629,843 shares of Common Stock for issuance upon conversion of the Shares. The Shares and the Conversion Stock, when issued in accordance with this Agreement, will be duly authorized, validly issued, fully paid, and nonassessable, and will have the rights, preferences, privileges, and actions as set forth in the Restated Certificate. The Shares and the Conversion Stock, when issued, will be free of any liens or encumbrances created by the Company; provided, however, that the Shares and the Conversion Stock will be subject to (i) restrictions on transfer under federal and state securities laws and as set forth herein and
(ii) certain other restrictions contained herein and in the Ancillary
Agreements.

         3.7 Title to Properties and Assets. The Company has good and marketable title to all its properties (both real and personal) and assets, and has good title to all its leasehold interests, in each case subject to no mortgage, pledge, lien, lease, conditional sale agreement, security interest, encumbrance, or charge, other than (i) the lien of current taxes not yet due and payable, and
(ii) possible minor liens and encumbrances which have arisen in the ordinary course of business and which do not, in any case or in the aggregate, materially detract from the value of the property subject thereto or materially impair the operations of the Company.

         3.8 Related Party Transactions. No employee, officer, or director of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers, or directors of the Company and members of their immediate families may own stock in publicly traded companies that may compete with the Company. To the best of the Company's knowledge, no officer or director or any member of their immediate families is, directly or indirectly, interested in any material contract with the Company.

         3.9 Permits. The Company has all franchises, permits, licenses, authorizations, approvals, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, financial condition, or operating results of the Company. The Company believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned by the Company to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses, authorizations, approvals, or other similar authority.

         3.10 Material Liabilities. The Company has no liabilities, absolute or contingent, in excess of $50,000 individually or $200,000 in the aggregate.

         3.11 Intellectual Property. To the Company's knowledge, the Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, and proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted without any conflict with, or infringement of the rights of, others. The Schedule of Exceptions contains a complete list of patents and pending patent applications of the Company. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, the loss of any of which the Company reasonably believes will cause a material adverse effect on the business prospects or financial conditions of the Company, nor is the Company bound by or a party to any options, licenses, or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, and proprietary rights and processes of any other person or entity which involve obligations of or payments to the Company in excess of $100,000 individually or which are otherwise material to the Company. The Company has not received any communication alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights, trade secrets, or other proprietary rights or processes of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. None of the execution or delivery of this Agreement, or the carrying on of the Company's business by the employees of the Company, or the conduct of the Company's business as proposed, will, to the best of the Company's knowledge, conflict with or result in a breach in the terms, conditions, or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to use any inventions of any of its employees (or persons it currently intends to hire) made prior to their employment by the Company.

         3.12 Material Contracts. All material contracts, agreements, and instruments to which the Company is a party, are valid, binding, and in full force and effect, and are enforceable by the Company in accordance with their respective terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, (ii) rules of law governing specific performance, injunctive relief or other equitable remedies, and (iii) actions or omissions of parties other than the Company; provided, however, that the Company has no knowledge of any such actions or omissions. True and complete copies of such contracts, agreements, and instruments have been provided to special counsel for the Purchasers. The Schedule of Exceptions lists all contracts, agreements and instruments which involve obligations of or payments to the Company in excess of $100,000 individually or which are otherwise material to the Company.

         3.13 Compliance with Other Instruments. The Company is not in any violation of any term of its certificate of incorporation or bylaws, or in any material respect of any term or provision of any mortgage, indebtedness, indenture, contract, agreement, instrument, judgement, or decree, and is not in violation of any order, statute, rule, or regulation (any of which, a "Law") applicable to the Company. The execution, delivery, and performance of and compliance with this Agreement and the Ancillary Agreements, and the issuance of the Shares, and the consummation of the transactions contemplated hereby and thereby do not violate, or conflict with, or constitute a default under, any such term or provision or Law or result in the creation of any mortgage, pledge, lien, encumbrance, or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture, or non-renewal of any material franchise, permit, license, authorization, or approval applicable to the Company. There is no such term or provision or Law which materially and adversely affects the business of the Company or any of its properties or assets.

         3.14 Litigation. There are no actions, suits, proceedings, or investigations pending or threatened against the Company or its properties before any court or governmental agency (nor, to the Company's knowledge, is there any basis therefor). The Company is not a party to, or to the knowledge of the Company, named in any order, writ, injunction, judgment, or decree of any court, government agency, or instrumentality. There is no action, suit or proceeding by the Company currently pending or that the Company currently intends to initiate.

         3.15 Registration Rights. Except as set forth in the Stockholder Rights Agreement, the Company is not under any obligation to register any of its presently outstanding securities or any of its securities which may hereafter be issued.

         3.16 Governmental Consent. No consent, approval, or authorization of or designation, declaration, or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement and the Ancillary Agreements, or the offer, sale, or issuance of the Shares, or the consummation of any other transaction contemplated hereby, except (i) filing of the Restated Certificate with the Delaware Secretary of State, and (ii) qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Shares under applicable blue sky laws, which filing and qualification, if required, will be accomplished in a timely manner prior to or, if permitted, promptly after the Closing.

         3.17 Employees. To the best of the Company's knowledge, no employee of the Company is or will be in violation of any judgment, decree, or order, or any term of any employment contract, patent disclosure agreement, or other contract or agreement relating to the relationship of any such employee with the Company, or any other party because of the nature of the business conducted or to be conducted by the Company or the use by the employee of his or her best efforts with respect to such business. Except for the Plan, the Company is not a party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement, or other employee compensation agreement. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate his, her or their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company is terminable at the will of the Company.

         3.18 Confidentiality/Non-Solicitation/Non-Compete Agreements. Each employee and officer of the Company has executed a Confidentiality/Non-Solicitation/Non-Compete Agreement substantially in the form or forms which have been delivered to special counsel for the Purchasers.

         3.19 Tax Returns, Payments, and Elections. The Company has filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due, except those contested by it in good faith. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended ("Code"), to be treated as a collapsible corporation pursuant to Section 1362(a) or Section 341(f) of the Code, nor has it made any other elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation, or amortization) that would have a material effect on the business, properties, prospects, or financial condition of the Company. The Company has withheld or collected from each payment made to each of its employees the amount of all taxes and has paid the same to the proper tax receiving officers or authorized depositories.

         3.20 Environmental and Safety Laws. The Company is not in violation of any applicable statute, law, or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law, or regulation.

         3.21 Section 83(b) Elections. To the best of the Company's knowledge, all individuals who have purchased shares of the Company's Common Stock that are subject to a right of repurchase by the Company have timely filed elections under Section 83(b) of the Internal Revenue Code and any analogous provisions of applicable state tax laws.

         3.22 Brokers or Finders. The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

         3.23 Disclosure. No representation or warranty of the Company contained in this Agreement, in the Schedule of Exceptions, in the exhibits attached hereto or any certificate furnished or to be furnished to the Purchasers pursuant hereto or in connection with the transactions contemplated hereby, when read together, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. There is no fact known to the Company which materially and adversely affects the properties, assets, business, operations, affairs, prospects, financial condition, or operating results of the Company, which has not been set forth in this Agreement or in the exhibits attached hereto or in any written statement.

         3.24 Securities Act. Subject to the accuracy of the Purchasers' representations in Section 4 hereof and in written responses to the Company's inquiries, the offer, sale, and issuance of the Shares in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act").

         3.25 Financial Statements. The Company has furnished to each Purchaser
(i) its audited balance sheets as of December 31, 1998, and the related statements of operations, stockholder's equity and cash flows for the period ending December 31, 1998, and (ii) its unaudited balance sheets as of [June 30], 1999 and the related statement of operations for the period ending [June 30], 1999 (collectively, the "Financial Statements"). The Financial Statements (i) are complete and correct in all material respects, (ii) are in accordance with the Company's books and records, (iii) present fairly its financial position, results of operations, and changes in stockholder's equity and cash flows as of the dates and for the periods indicated, and (iv) have been prepared in conformity with generally accepted accounting principles consistently applied throughout the periods indicated, subject to year end adjustments which will not be material and the absence of footnotes in the unaudited statements.

         3.26 U. S. Real Property Holding Corporation. The Company is not now and has never been a "United States real property holding corporation," as defined in Section 897(c)(2) of the Code and Section 1.897-2(b) of the Regulations promulgated by the Internal Revenue Service, and the Company has filed with the Internal Revenue Service all statements, if any, with its United States income tax returns which are required under Section 1.897-2(h) of such Regulations.

                                   SECTION 4

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

         Each Purchaser hereby severally (and not jointly) represents and warrants to the Company with respect to the purchase of the Shares as follows:

         4.1 Experience. Such Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that such Purchaser is capable of evaluating the merits and risks of such Purchaser's investment in the Company and has the capacity to protect such Purchaser's own interests.

         4.2 Investment. Such Purchaser is acquiring the Shares for investment for such Purchaser's own account not as a nominee or agent and not with the view to, or for resale in connection with, any distribution thereof. Such Purchaser understands that the Shares have not been, and will not be, registered under the Securities Act or the securities laws of any state by reason of exemptions from the registration provisions of the Securities Act and such laws which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser's representations as expressed herein.

         4.3 Rule 144. Such Purchaser acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Such Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions.

         4.4 No Public Market. Such Purchaser understands that no public market now exists for any of the securities issued by the Company and that there is no assurance that a public market will ever exist for the Shares.

         4.5 Access to Data. Such Purchaser has had an opportunity to discuss the Company's business, management, and financial affairs with the Company's management and the opportunity to review the Company's facilities. Such Purchaser has also had an opportunity to ask questions of officers of the Company, which questions were answered to such Purchaser's satisfaction. Such Purchaser has carefully reviewed the representations concerning the Company contained in this Agreement. Such Purchaser acknowledges that (a) the purchase of the Shares involves a high degree of risk and has taken full cognizance of and understands such risks, (b) the Company is a developmental stage business with no operating history to date, and (c) the success of the Company is highly dependent upon certain key personnel, the loss of whose services could have a materially adverse affect on the Company.

         4.6 Authorization. This Agreement, when executed and delivered by such Purchaser, will constitute a valid and legally binding obligation of such Purchaser, enforceable in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency, and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief, or other equitable remedies. The Purchaser has full corporate or partnership power and authority to enter into and to perform this Agreement in accordance with its terms. The Purchaser represents that it has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company.

         4.7 Brokers or Finders. Except as set forth in Section 7.10 hereof, the Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by such Purchaser, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

         4.8 Accredited Investor. Such Purchaser is an Accredited Investor within the definition set forth in Rule 501(a) promulgated under the Securities Act.

         4.9 Brokers or Finders. Such Purchaser has not incurred, and will not incur, directly or indirectly, as a result of any action taken by such Purchaser, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

                                   SECTION 5

                     CONDITIONS TO CLOSING OF THE PURCHASERS

         Each Purchaser's obligation to purchase any Shares at the Closing is, at the option of each Purchaser, subject to the fulfillment on or prior to the Closing Date of the following conditions:

         5.1 Representations and Warranties. The representations and warranties made by the Company in Section 3 shall have been true and correct when made, and shall be true and correct as of the Closing Date.

         5.2 Covenants. All covenants, agreements, and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all respects.

         5.3 Compliance Certificate. The Company shall have delivered to the Purchasers a Compliance Certificate in substantially the form attached hereto as Exhibit D, executed by an officer of the Company, dated the Closing Date, and certifying to the fulfillment of the conditions specified in Sections 5.1 and 5.2.

         5.4 Blue Sky Law. The Company shall have obtained all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the Shares.

         5.5 Restated Certificate. The Restated Certificate shall have been filed with the Delaware Secretary of State.

         5.6 Reservation of Stock. The shares of Common Stock initially issuable upon conversion of the Shares shall have been duly authorized and reserved for issuance upon such conversion.

         5.7 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to counsel for the Purchasers, and they shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

         5.8 Opinion of Counsel. Each Purchaser shall have received from Wilson Sonsini Goodrich & Rosati, counsel for the Company, an opinion, dated the Closing Date in the form attached hereto as Exhibit F.

         5.9 Stockholder Rights Agreement. The Company, the Purchasers, CIT, Donald Abraham, James Farinholt and Stephen J. Hoffman shall have executed the Stockholder Rights Agreement in the form attached hereto as Exhibit E.

         5.10 Due Diligence Review. The Purchasers shall have completed their due diligence review of the Company with results satisfactory to the Purchasers.

         5.11 Information Rights Letter

         The Company shall have delivered to Calvert Social Investment Fund a letter granting to such purchaser certain information rights, such letter to be in form satisfactory to such Purchaser.

                                   SECTION 6

                      CONDITIONS TO CLOSING OF THE COMPANY

         The Company's obligation to sell and issue the Shares at the Closing is, at the option of the Company, subject to the fulfillment on or prior to the Closing Date of the following conditions:

         6.1 Representations and Warranties. The representations and warranties made by each Purchaser in Section 4 shall have been true and correct when made, and shall be true and correct as of the Closing Date.

         6.2 Blue Sky Law. The Company shall have obtained all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the securities.

         6.3 Restated Certificate. The Restated Certificate shall have been filed with the Delaware Secretary of State.

         6.4 Legal Matters. All material matters of a legal nature which pertain to this Agreement and the transactions contemplated hereby shall have been reasonably approved by counsel for the Company.

                                   SECTION 7

                            COVENANTS OF THE COMPANY

         7.1 Compensation Committee.. The Company shall establish and maintain a Compensation Committee of the Board of Directors, which shall consist of three directors, at least two of whom shall be directors elected by the holders of the Company's Preferred Stock (one of whom shall be a Series C Director, as defined in the Stockholder Rights Agreement), and the third of whom, if not a directors elected by the holders of the Company's Preferred Stock, shall be a director who is not an employee of the Company.

         7.2 Use of Proceeds.. The net proceeds to the Company from the sale of the Shares shall be used to fund the Company's product development, including human clinical trials, research activities and general corporate purposes.

                                   SECTION 8

                               GENERAL PROVISIONS

         8.1 Governing Law. This Agreement shall be governed by and construed according to the laws of the State of Delaware.

         8.2 Survival. The representations, warranties, and covenants of the parties made herein shall survive the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the parties.

         8.3 Successors and Assigns; Third Party Beneficiaries. Except as otherwise expressly limited herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

         8.4 Entire Agreement; Amendment and Waiver. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matters hereof and thereof. Any term of this Agreement may be amended and the observance of any term hereof may be waived (either generally or in a particular instance) only with the written consent of holders of Shares representing more than fifty percent (50%) of the Shares purchased by the Purchasers and the written consent of the Company. Any amendment or waiver effected in accordance with this Section 7.4 shall be binding upon each holder of the Shares and the Company. In addition, the Company may waive performance of any obligation owing to it as to some or all of the holders of the Shares, or agree to accept alternatives to such performance, without obtaining the consent of any holder of the Shares.

         8.5 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand, facsimile or messenger, addressed (i) if to a Purchaser, to such Purchaser's address set forth on the Schedule of Purchasers, or at such other address as such Purchaser shall have furnished to the Company in writing, or (ii) if to any other holder of any Shares or Conversion Stock to such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Shares or Conversion Stock who has so furnished an address or fax numbers to the Company, or (iii) if to the Company, to Stephen J. Hoffman, President and CEO, 7000 N. Broadway, Suite 400, Denver, Colorado 80221, or at such other address or fax number as the Company shall have furnished to the Purchasers.

         8.6 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party upon any breach or default under this Agreement, shall be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any of the parties, shall be cumulative and not alternative.

         8.7 References. Unless the context otherwise requires, any reference to a "Section" refers to a section of this Agreement. Any reference to "this Section" refers to the whole number section in which such reference is contained.

         8.8 Severability. If any provision of this Agreement is held to be unenforceable under applicable law, then such provision shall be excluded from this agreement and the balance of this agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms. Any court with jurisdiction over such matter may, in its discretion, substitute for the excluded provision an enforceable provision which in economic substance reasonably approximates the excluded provision.

         8.9 Aggregation of Stock. All Shares held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

         8.10 Fees and Expenses. The Company shall pay all reasonable legal fees and expenses of Cooley Godward LLP, counsel for certain of the Purchasers, in connection with the negotiation, execution and delivery of this Agreement and the Ancillary Agreements; provided, however, that the Company shall not be obligated to pay any of such fees or expenses to the extent that such fees and expenses exceed $10,000.

         8.11 Pronouns. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

         8.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and enforceable against the parties actually executing such counterpart, and all of which together shall constitute one instrument.

         8.13 Indemnification for Finders' Fees. The Company agrees to indemnify and to hold the Purchasers, harmless of and from any liability for commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Company, or any of its employees or representatives, is responsible. Each Purchaser or in the case of Calvert Social Investment Fund, its investment advisor Calvert Asset Management Company, severally and not jointly, agrees to indemnify and to hold the Company and the other Purchasers harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm

(and the costs and expenses of defending against such liability or asserted liability) for which such indemnifying Purchaser, or any of his, her or its employees or representatives, is responsible.

         8.14 U S. Real Property Interest Statement. The Company shall provide prompt written notice to each Purchaser following any "determination date" (as defined in Treasury Regulation Section 1.897-2(c)(i)) on which the Company becomes a United States real property holding corporation. In addition, upon a written request by any Purchaser, the Company shall provide such Purchaser with a written statement informing the Purchaser whether such Purchaser's interest in the Company constitutes a U.S. real property interest. The Company's determination shall comply with the requirements of Treasury Regulation Section 1.897-2(h)(1) or any successor regulation, and the Company shall provide timely notice to the Internal Revenue Service, in accordance with and to the extent required by Treasury Regulation Section 1.897-2(h)(2) or any successor regulation, that such statement has been made. The Company's written statement to any Purchaser shall be delivered to such Purchaser within ten (10) days of such Purchaser's written request therefor. The Company's obligation to furnish a written statement pursuant to this Section 7.13 shall continue notwithstanding the fact that a class of the Company's stock may be regularly traded on an established securities market.

         This Series C Convertible Preferred Stock Purchase Agreement is executed effective as of the date first set forth above.


                                      ALLOS THERAPEUTICS, INC.


                                      By: /s/ STEPHEN J. HOFFMAN
                                         ---------------------------------------
                                         Stephen J. Hoffman, President and CEO

                                      INTERNATIONAL BM BIOMEDICINE
                                      HOLDINGS, INC.

                                      By: /s/ G. BLUM
                                         ---------------------------------------

                                      Name: Dr. G. Blum
                                           -------------------------------------

                                      Title: Chairman of the Board
                                            ------------------------------------




                                      By: /s/ F. KEISER
                                         ---------------------------------------

                                      Name: F. Keiser
                                           -------------------------------------

                                      Title: CEO
                                            ------------------------------------

                                      CALVERT SOCIAL INVESTMENT FUND
                                      BALANCED PORTFOLIO



                                      By: /s/ S. WALKER BENDER
                                         ---------------------------------------

                                      Name: Susan Walker Bender
                                           -------------------------------------

                                      Title: Asst. Secretary and Authorized
                                             Signer
                                            ------------------------------------




                                      CALVERT ASSET MANAGEMENT
                                      COMPANY
                                      (as to Section 7.13 of this Agreement)


                                      By: /s/ S. WALKER BENDER
                                         ---------------------------------------

                                      Name: Susan Walker Bender
                                           -------------------------------------

                                      Title: Asst. Sec. and Associate General
                                             Counsel
                                            ------------------------------------

                                      BARBARA PIETTE


                                      Name: /s/ BARBARA PIETTE
                                           -------------------------------------

                                      ABINGWORTH BIOVENTURES SICAV


                                      By:
                                         ---------------------------------------

                                      Attorney-in-fact for

                                      Abingworth Bioventures SICAV

                                      OAK INVESTMENT PARTNERS V,
                                      LIMITED PARTNERSHIP

                                      By:  OAK ASSOCIATES V, LIMITED
                                           PARTNERSHIP, its General Partner


                                      By: /s/ ANN H. LAMONT
                                         ---------------------------------------
                                         Ann H. Lamont, General Partner


                                      OAK V AFFILIATES FUND, LIMITED
                                      PARTNERSHIP

                                      By:  OAK V AFFILIATES, its General Partner


                                      By: /s/ ANN H. LAMONT
                                         ---------------------------------------
                                         Ann H. Lamont, General Partner




ALLOS THERAPEUTICS, INC.
SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                      DRAKE & CO FOR THE ACCOUNT OF
                                      CITIVENTURE III

                                      By: /s/ MICHAEL GOING
                                         ---------------------------------------

                                      Title: Drake & Co. Nominee
                                            ------------------------------------



                                      By: INVESCO PRIVATE CAPITAL INC.
                                          as investment manager and
                                          attorney-in-fact

                                      By: /s/ PARWY SAXENA
                                         ---------------------------------------

                                      Title: Managing Director
                                            ------------------------------------




ALLOS THERAPEUTICS, INC.
SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                      SCHRODER VENTURES INTERNATIONAL
                                      LIFE SCIENCES FUND L.P. 1

                                      By:  SCHRODER VENTURE MANAGERS
                                           INC., its General Partner

                                      By: /s/ NICOLA LAWSON /s/ DEBORAH SPEIGHT
                                         ---------------------------------------
                                      Name: Nicola Lawson       Deborah Speight
                                           -------------------------------------
                                      Title: Director & VP      Director & VP
                                            ------------------------------------


                                      SCHRODER VENTURES INTERNATIONAL
                                      LIFE SCIENCES FUND L.P. 2

                                      By:  SCHRODER VENTURE MANAGERS
                                           INC., its General Partner


                                      By: /s/ NICOLA LAWSON /s/ DEBORAH SPEIGHT
                                         ---------------------------------------
                                      Name: Nicola Lawson       Deborah Speight
                                           -------------------------------------
                                      Title: Director & VP      Director & VP
                                            ------------------------------------



                                      SCHRODER VENTURES INTERNATIONAL
                                      LIFE SCIENCES FUND TRUST

                                      By:  CODAN TRUST COMPANY LIMITED,
                                           as Trustee

                                      By:  SCHRODER VENTURES MANAGERS
                                           LIMITED, as Attorney-in-Fact

                                      By: /s/ NICOLA LAWSON /s/ DEBORAH SPEIGHT
                                         ---------------------------------------
                                      Name: Nicola Lawson       Deborah Speight
                                           -------------------------------------
                                      Title: Director           Director
                                            ------------------------------------


                                      SCHRODER VENTURE MANAGERS
                                      LIMITED, as Manager of Schroder Ventures
                                      International Life Sciences Fund
                                      Co-Investment Scheme

                                      By: /s/ NICOLA LAWSON /s/ DEBORAH SPEIGHT
                                         ---------------------------------------
                                      Name: Nicola Lawson       Deborah Speight
                                           -------------------------------------
                                      Title: Director           Director
                                            ------------------------------------


ALLOS THERAPEUTICS, INC.
SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                      DLJ CAPITAL CORPORATION

                                      By: /s/ PHILIPPE CHAMBON
                                         ---------------------------------------
                                         Philippe Chambon
                                      Its: Attorney In Fact


                                      DLJ ESC II, L.P.

                                      By:  DLJ LBO Plans Management Corporation
                                      Its: Manager

                                      By: /s/ PHILIPPE CHAMBON
                                         ---------------------------------------
                                         Philippe Chambon
                                      Its: Attorney In Fact


                                      SPROUT CAPITAL VIII, L.P.

                                      By:  DLJ CAPITAL CORP
                                      Its: Managing General Partner

                                      By: /s/ PHILIPPE CHAMBON
                                         ---------------------------------------
                                         Philippe Chambon
                                      Its: Attorney In Fact


                                      THE SPROUT VENTURE CAPITAL, L.P.

                                      By:  DLJ CAPITAL CORP
                                      Its: General Partner


                                      By: /s/ PHILIPPE CHAMBON
                                         ---------------------------------------
                                         Philippe Chambon
                                      Its: Attorney In Fact

ALLOS THERAPEUTICS, INC.
SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                      JOHNSON & JOHNSON DEVELOPMENT
                                      CORPORATION

                                      By: /s/ TING PAU OEI
                                         ---------------------------------------

                                      Name: Ting Pau Oei
                                           -------------------------------------

                                      Title: Vice President Johnson & Johnson
                                             Dev. Corp.
                                            ------------------------------------



ALLOS THERAPEUTICS, INC.
SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                      BIOTECHNOLOGY DEVELOPMENT FUND, L.P.

                                      By:      BioAsia Investments, LLC
                                      Its:     General Partner

                                               By: /s/ FRANK KUNG
                                                  ------------------------------
                                                        Frank Kung
                                               Its:     Managing Member





ALLOS THERAPEUTICS, INC.
SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                      SEQUEL LIMITED PARTNERSHIP

                                      By:      Sequel Venture Partners L.L.C.
                                      Its:     General Partner

                                      By: /s/ KINNEY L. JOHNSON
                                         ---------------------------------------

                                      Name:
                                           -------------------------------------

                                      Its:     Manager



                                      SEQUEL EURO LIMITED PARTNERSHIP

                                      By:      Sequel Venture Partners L.L.C.
                                      Its:     General Partner

                                      By: /s/ KINNEY L. JOHNSON
                                         ---------------------------------------

                                      Name:
                                           -------------------------------------

                                      Its:     Manager

                                   EXHIBIT A

                             SCHEDULE OF PURCHASERS

------------------------------------------------------------------------------------------------------------------------
                                                                       NO. OF SERIES C SHARES
                    PURCHASER'S NAME AND ADDRESS                       PURCHASED                  TOTAL PURCHASE PRICE
------------------------------------------------------------------------------------------------------------------------
International BM Biomedicine Holdings, AG
Aeschenplatz 7, P.O. Box 136
Basel, CH-4010                                                                         2,762,430          $4,999,998.30
Switzerland
------------------------------------------------------------------------------------------------------------------------
Calvert Social Investment Fund Balanced Portfolio
4550 Montgomery Ave., Suite 1000N
Bethesda, MD  20814                                                                      276,243            $499,999.83
------------------------------------------------------------------------------------------------------------------------
Abingworth Bioventures SICAV
26 St. James's Street
London SW1A1HA                                                                           166,490            $301,346.90
ENGLAND
------------------------------------------------------------------------------------------------------------------------
Drake & Co for the Account of Citiventure III
c/o Chancellor LGT Asset Management, Inc.
1166 Avenue of the Americas                                                              183,739            $332,567.59
New York, NY  10036
------------------------------------------------------------------------------------------------------------------------
KME Venture III, L.P.
c/o Chancellor LGT Asset Management, Inc.
1166 Avenue of the Americas                                                                9,632             $17,433.92
New York, NY  10036
------------------------------------------------------------------------------------------------------------------------
Oak Investment Partners V, Limited Partnership
One Gorham Island                                                                        459,193            $831,139.33
Westport, Connecticut 06880
------------------------------------------------------------------------------------------------------------------------
Oak V Affiliates Fund, Limited Partnership
One Gorham Island                                                                         10,329             $18,695.49
Westport, Connecticut 06880
------------------------------------------------------------------------------------------------------------------------
Johnson & Johnson Development Corporation
One Johnson & Johnson Plaza
New Brunswick, New Jersey 08933                                                          355,179            $642,873.99
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                       NO. OF SERIES C SHARES
                    PURCHASER'S NAME AND ADDRESS                       PURCHASED                  TOTAL PURCHASE PRICE
------------------------------------------------------------------------------------------------------------------------
Schroder Ventures International Life Sciences Fund L.P. 1
Schroders Inc.
787 Seventh Avenue, 34th Floor                                                           202,044            $365,699.64
New York, New York  10019
------------------------------------------------------------------------------------------------------------------------
Schroder Ventures International Life Sciences Fund L.P. 2
Schroders Inc.
787 Seventh Avenue, 34th Floor                                                            44,898             $81,265.38
New York, New York  10019
------------------------------------------------------------------------------------------------------------------------
Schroder Ventures International Life Sciences Fund Trust
Schroders (Bermuda) Limited
22 Church Street
Hamilton HM 11                                                                            71,119            $128,725.39
Bermuda
------------------------------------------------------------------------------------------------------------------------
Schroder Venture Managers Ltd.
Schroders (Bermuda) Limited
22 Church Street
Hamilton HM 11                                                                             1,598              $2,892.38
Bermuda
------------------------------------------------------------------------------------------------------------------------
DLJ Capital Corp.
3000 Sand Hill Road
Building 3, Suite 170                                                                      6,613             $11,969.53
Menlo Park, CA  94025
------------------------------------------------------------------------------------------------------------------------
DLJ ESC II, L.P.
3000 Sand Hill Road
Building 3, Suite 170                                                                     42,191             $76,365.71
Menlo Park, CA  94025
------------------------------------------------------------------------------------------------------------------------
Sprout Capital VIII, L.P.
3000 Sand Hill Road
Building 3, Suite 170                                                                    423,051            $765,722.31
Menlo Park, CA  94025
------------------------------------------------------------------------------------------------------------------------
Sprout Venture Capital, L.P.
3000 Sand Hill Road
Building 3, Suite 170                                                                     25,383             $45,943.23
Menlo Park, CA  94025
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                       NO. OF SERIES C SHARES
                    PURCHASER'S NAME AND ADDRESS                       PURCHASED                  TOTAL PURCHASE PRICE
------------------------------------------------------------------------------------------------------------------------
Biotechnology Development Fund, L.P.
575 High Street, Suite 201
Palo Alto, CA  94301                                                                      76,879            $139,150.99
------------------------------------------------------------------------------------------------------------------------
Sequel Limited Partnership
4430 Arapahoe Avenue, Suite 220
Boulder, CO  80303                                                                       125,375            $226,928.75
------------------------------------------------------------------------------------------------------------------------
Sequel Euro Limited Partnership
4430 Arapahoe Avenue, Suite 220
Boulder, CO  80303                                                                        54,838             $99,256.78
------------------------------------------------------------------------------------------------------------------------
Barbara Piette
93 Mt. Vernon Street                                                                      13,812             $24,999.72
Boston, MA  02108
------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                  5,311,036          $9,612,975.16
------------------------------------------------------------------------------------------------------------------------

                            ALLOS THERAPEUTICS, INC.

             SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                OCTOBER 4, 1999